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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 25, 2001 included in Inamed Corporation, Inc.'s Form 10-K for the year ended December 31, 2000 into the Company's previously filed Registration Statement Nos. 333-43072, 333-38698, 333-33498, 333-32226 and 333-88541.
                                             ARTHUR ANDERSEN LLP

New York, New York
March 29, 2001